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                                                                     EXHIBIT 4.2
                                    [LOGO]
                           MERRILL LYNCH & CO., INC.

MEMBER                                                                  SHARES
PA

 9% Cumulative
Preferred Stock,                             CUSIP
   Series A                                  SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that


is the owner of

fully paid and non-assessable shares of 9% Cumulative Preferred Stock, Series A, par value $11.00 per share of Merrill Lynch & Co., Inc., a Delaware corporation (the "Corporation"), transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
  This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
  Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

Countersigned and Registered:
        Citibank, N.A.
                                    Transfer Agent
                                     and Registrar

                                Authorized Officer

                                    [SEAL]


                                        Secretary        Chairman of the Board
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                           MERRILL LYNCH & CO., INC.

        MERRILL LYNCH & CO., INC. WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH MERRILL LYNCH & CO., INC. IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF MERRILL LYNCH & CO., INC. OR TO THE TRANSFER AGENT.

Explanation of Abbreviations

The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below may be used.

Phrase Abbreviation     Equivalent

JT TEN As joint tenants,with right of survivorship and not as tenants in common

TEN IN COM              As tenants in common

Phrase Abbreviation     Equivalent

TEN BY ENT              As tenants by the entireties

UNIF GIFT MIN ACT       Uniform Gifts to Minors Act

Word                           Word                                 Word
Abbreviation Equivalent        Abbreviation Equivalent              Abbreviation Equivalent
ADM          Administrator(s)  EST          Estate, Of estate of    PAR          Paragraph
             Administratix     EX           Executor(s), Executrix  PL           Public Law
AGMT         Agreement         FBO          For the benefit of      TR           (As) trustee(s), for, of
ART          Article           FDN          Foundation              U            Under
CH           Chapter           GDN          Guardian(s)             UA           Under agreement
CUST         Custodian for     GDNSHP       Guardianship            UW           Under will of, Of will of,
DEC          Declaration       MIN          Minor(s)                             Under last will & testament

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For value received.........................hereby sell, assign and transfer unto

[RIGHT ARROW]
................................................................................
Please print or type write name and address of assignee

................................................................................

................................................................................

[RIGHT ARROW]
................................................................................
Please insert Social Security or other identifying number of assignee

..........................................................................Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

.......................................................................Attorney,
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated......................

                                X............................................
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE GUARANTEED BY:

.................................................
NOTICE: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations, and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 under the Securities
Exchange Act of 1934.